Exhibit 99.1 Member Conference Call Second Quarter 2021 Aug. 3, 2021Exhibit 99.1 Member Conference Call Second Quarter 2021 Aug. 3, 2021

Agenda § State of FHLBank Pittsburgh Winthrop Watson, President and Chief Executive Officer § Financial Review Ted Weller, Chief Accounting Officer § Performance Highlights and Outlook, Upcoming Milestones David Paulson, Chief Operating Officer § Closing Remarks and Member Questions Winthrop Watson 2Agenda § State of FHLBank Pittsburgh Winthrop Watson, President and Chief Executive Officer § Financial Review Ted Weller, Chief Accounting Officer § Performance Highlights and Outlook, Upcoming Milestones David Paulson, Chief Operating Officer § Closing Remarks and Member Questions Winthrop Watson 2

Cautionary Statement Regarding Forward- Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, the possible discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on FHLBank’s LIBOR-based financial products, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the Federal Home Loan Bank (FHLBank) System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cyber-security risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission. Forward- looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason. 3Cautionary Statement Regarding Forward- Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, the possible discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on FHLBank’s LIBOR-based financial products, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the Federal Home Loan Bank (FHLBank) System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cyber-security risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission. Forward- looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason. 3

State of FHLBank Pittsburgh § Financial performance commensurate with business activity: - Advance levels continued to decline - Letter of credit and Mortgage Partnership Finance® Program volumes have remained largely consistent § Reduced dividend and further differentiation: - 5.25% annualized on activity stock - 1.25% annualized on membership stock § The Bank’s capital position remains strong § Continue to assess market and business condition impact on FHLBank’s financial performance § Remain focused on serving our membership § Planned return-to-office “Mortgage Partnership Finance” is a registered trademark of the Federal Home Loan Bank of Chicago. 4State of FHLBank Pittsburgh § Financial performance commensurate with business activity: - Advance levels continued to decline - Letter of credit and Mortgage Partnership Finance® Program volumes have remained largely consistent § Reduced dividend and further differentiation: - 5.25% annualized on activity stock - 1.25% annualized on membership stock § The Bank’s capital position remains strong § Continue to assess market and business condition impact on FHLBank’s financial performance § Remain focused on serving our membership § Planned return-to-office “Mortgage Partnership Finance” is a registered trademark of the Federal Home Loan Bank of Chicago. 4

Financial ReviewFinancial Review

Financial Highlights – Statement of Income (in millions) Six months ended June 30, Over/ 2021 2020 (Under) Net interest income $ 96.9 $ 198.5 $ (101.6) Provision for credit losses (1.4) 4.4 (5.8) Other noninterest income (loss) 6.4 (31.2) 3 7.6 Other expense 4 9.1 5 4.9 (5.8) Income before assessment 5 5.6 108.0 (52.4) Affordable Housing Program (AHP) assessment 5.8 11.8 (6.0) Net income $ 49.8 $ 96.2 $ (46.4) Net interest margin (bps) 47 43 4 6Financial Highlights – Statement of Income (in millions) Six months ended June 30, Over/ 2021 2020 (Under) Net interest income $ 96.9 $ 198.5 $ (101.6) Provision for credit losses (1.4) 4.4 (5.8) Other noninterest income (loss) 6.4 (31.2) 3 7.6 Other expense 4 9.1 5 4.9 (5.8) Income before assessment 5 5.6 108.0 (52.4) Affordable Housing Program (AHP) assessment 5.8 11.8 (6.0) Net income $ 49.8 $ 96.2 $ (46.4) Net interest margin (bps) 47 43 4 6

Financial Highlights – Selected Balance Sheet Six months ended June 30, Over/(Under) (in millions) 2021 2020 Amount Percent Average: Total assets $ 42,890 $ 94,287 $ (51,397) (55) % Advances 1 9,057 59,204 (40,147) (68) Total investments 17,967 28,681 (10,714) (37) Jun 30, Dec 31, Over/(Under) (in millions) 2021 2020 Amount Percent Spot: Advances $ 14,955 $ 24,971 $ (10,016) (40) % Capital stock 1,203 1,528 (325) (21) Retained earnings 1,387 1 ,377 10 1 7Financial Highlights – Selected Balance Sheet Six months ended June 30, Over/(Under) (in millions) 2021 2020 Amount Percent Average: Total assets $ 42,890 $ 94,287 $ (51,397) (55) % Advances 1 9,057 59,204 (40,147) (68) Total investments 17,967 28,681 (10,714) (37) Jun 30, Dec 31, Over/(Under) (in millions) 2021 2020 Amount Percent Spot: Advances $ 14,955 $ 24,971 $ (10,016) (40) % Capital stock 1,203 1,528 (325) (21) Retained earnings 1,387 1 ,377 10 1 7

Capital Requirements (in millions) Jun 30, Dec 31, 2021 2020 Permanent capital $ 2,652 $ 3,047 Excess permanent capital over RBC requirement $2,110 $ 2,527 Regulatory capital ratio (4% minimum) 6.4% 6.4% Leverage ratio (5% minimum) 9.6% 9.6% Market value/capital stock (MV/CS) 220.5% 188.2% 8Capital Requirements (in millions) Jun 30, Dec 31, 2021 2020 Permanent capital $ 2,652 $ 3,047 Excess permanent capital over RBC requirement $2,110 $ 2,527 Regulatory capital ratio (4% minimum) 6.4% 6.4% Leverage ratio (5% minimum) 9.6% 9.6% Market value/capital stock (MV/CS) 220.5% 188.2% 8

Performance Highlights and OutlookPerformance Highlights and Outlook

2Q Business and Operating Environment § Advances declined to $15.0 billion § Letter of credit (LC) balances were $18.6 billion § Mortgage Partnership Finance (MPF®) Program portfolio totaled $4.8 billion; fundings of $781 million § $1.4 million set aside for Affordable Housing Program “MPF” is a registered trademark of the Federal Home Loan Bank of Chicago. 102Q Business and Operating Environment § Advances declined to $15.0 billion § Letter of credit (LC) balances were $18.6 billion § Mortgage Partnership Finance (MPF®) Program portfolio totaled $4.8 billion; fundings of $781 million § $1.4 million set aside for Affordable Housing Program “MPF” is a registered trademark of the Federal Home Loan Bank of Chicago. 10

Credit Product Trends Advances (Par) Letters of Credit MPF Program (Par) 11Credit Product Trends Advances (Par) Letters of Credit MPF Program (Par) 11

Looking Forward § Performance drivers impacting the operating environment: - Low interest rates - Low member advance demand - Mortgage-backed security and MPF Program paydowns § Future dividends, subject to market conditions and FHLBank's results of operation: - Our desire is to maintain this dividend level through the October payment - The Q4 dividend, which is typically paid in February of the following year, may be lower - We will continue to communicate dividend expectations The above reflects forward-looking information based on management’s expectations regarding economic and market conditions and the Bank’s financial condition and operating results. Refer to Cautionary-Statement Regarding Forward-Looking Information on slide 3 of this presentation. 12Looking Forward § Performance drivers impacting the operating environment: - Low interest rates - Low member advance demand - Mortgage-backed security and MPF Program paydowns § Future dividends, subject to market conditions and FHLBank's results of operation: - Our desire is to maintain this dividend level through the October payment - The Q4 dividend, which is typically paid in February of the following year, may be lower - We will continue to communicate dividend expectations The above reflects forward-looking information based on management’s expectations regarding economic and market conditions and the Bank’s financial condition and operating results. Refer to Cautionary-Statement Regarding Forward-Looking Information on slide 3 of this presentation. 12

Historical Dividend Rate and Spread to Fed Funds 13Historical Dividend Rate and Spread to Fed Funds 13

Key Updates and Milestones § Launched online banking application on June 7 § Community Investment product availability: - Affordable Housing Program (AHP) funding round closes Aug. 10 - Banking On Business (BOB) allocation fully reserved; round closed June 18 - Community Lending Program (CLP) advance activity remains available - First Front Door (FFD) allocation fully reserved; round closed July 8 - Home4Good (H4G) program details to be announced § 2Q Qualifying Collateral Report (QCR) due on Aug. 16 § Upcoming member education: - Reimagining ALCO: Balance Sheet Strategies for the Current Environment – Co-hosted with Darling Consulting Group on Aug. 17 - Investment strategy session for insurance company members slated for 3Q § Director election balloting phase opens on Oct. 1 14Key Updates and Milestones § Launched online banking application on June 7 § Community Investment product availability: - Affordable Housing Program (AHP) funding round closes Aug. 10 - Banking On Business (BOB) allocation fully reserved; round closed June 18 - Community Lending Program (CLP) advance activity remains available - First Front Door (FFD) allocation fully reserved; round closed July 8 - Home4Good (H4G) program details to be announced § 2Q Qualifying Collateral Report (QCR) due on Aug. 16 § Upcoming member education: - Reimagining ALCO: Balance Sheet Strategies for the Current Environment – Co-hosted with Darling Consulting Group on Aug. 17 - Investment strategy session for insurance company members slated for 3Q § Director election balloting phase opens on Oct. 1 14

Member QuestionsMember Questions

Contact Us Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2, or member.services@fhlb-pgh.com Leadership Business Development Managers Winthrop Watson Jeff Acquafondata (MPF Program) winthrop.watson@fhlb-pgh.com jeffa@fhlb-pgh.com Dave Paulson Fred Bañuelos (Community Investment) david.paulson@fhlb-pgh.com fred.banuelos@fhlb-pgh.com Mark Evanco Fred Duncan mark.evanco@fhlb-pgh.com fred.duncan@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com www.fhlb-pgh.com @FHLBankPgh FHLBank Pittsburgh 16Contact Us Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2, or member.services@fhlb-pgh.com Leadership Business Development Managers Winthrop Watson Jeff Acquafondata (MPF Program) winthrop.watson@fhlb-pgh.com jeffa@fhlb-pgh.com Dave Paulson Fred Bañuelos (Community Investment) david.paulson@fhlb-pgh.com fred.banuelos@fhlb-pgh.com Mark Evanco Fred Duncan mark.evanco@fhlb-pgh.com fred.duncan@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com www.fhlb-pgh.com @FHLBankPgh FHLBank Pittsburgh 16